Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant                                      [X]

Filed by a Party other than the Registrant           [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement                       [  ]        Confidential, for Use of the Commission

[  ]  Definitive Proxy Statement                                     Only (as permitted by Rule 14a-6(e)(2))

[  ]  Definitive Additional Materials

[  ]  Soliciting Material under Section 240.14a-12

FRANKLIN INVESTORS SECURITIES TRUST

_________________________________________________________________

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

4642397v.6

Franklin Adjustable U.S. Government Securities Fund

(a series of Franklin Investors Securities Trust)

IMPORTANT SHAREHOLDER INFORMATION

            These materials are for a Special Meeting of Shareholders of the Franklin Adjustable U.S. Government Securities Fund (the “Fund”), a series of Franklin Investors Securities Trust (the “Trust”), scheduled for January 26, 2023, at 10:00 a.m., Pacific time, at the offices of Franklin Templeton, One Franklin Parkway, San Mateo, California 94403-1906 (the “Meeting”). The enclosed materials discuss several proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the Meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund in which you are invested. If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals, but not all, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR the Proposal(s) in accordance with the Trustees’ recommendations beginning on page 1 of the proxy statement. If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals in accordance with the Trustees’ recommendations beginning on page 1 of the proxy statement.

            We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card(s) or voting instruction form(s) and return it (them) prior to the Meeting on January 26, 2023, so that your vote will be counted. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional solicitations, including other mailings. PLEASE COMPLETE, SIGN AND RETURN each proxy card or voting instruction form you receive.

            In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as planned on January 26, 2023, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S. Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

We welcome your comments. If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, LLC, our proxy solicitor, toll free at (866) 796-7179. Agents are available 9:00 a.m. - 10:00 p.m., Eastern time, Monday through Friday.

4642397v.6

TELEPHONE AND INTERNET VOTING

For your convenience, you may vote by telephone or through the Internet, 24 hours a day.

Separate instructions are listed on the enclosed voting instruction form(s) or proxy card(s).

4642397v.6

Franklin Adjustable U.S. Government Securities Fund

(a series of Franklin Investors Securities Trust)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Franklin Investors Securities Trust, on behalf of the Franklin Adjustable U.S. Government Securities Fund (the “Fund”), has called a Special Meeting of Shareholders (the “Meeting”) of the Fund, which will be held at the offices of Franklin Templeton, One Franklin Parkway, San Mateo, California 94403-1906 on January 26, 2023, at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund will be asked to vote on the following Proposals:

            1.         To approve modifications to the Fund’s current fundamental investment goal.

2.         To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

3.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

4.         To approve an amended fundamental investment restriction regarding investments in commodities.

By Order of the Board of Trustees,

/s/ Steven J. Gray

Steven J. Gray

Co-Secretary and Vice President

[                        ], 2022

Please sign and promptly return all of the proxy card(s) or voting instruction form(s) in the enclosed self-addressed envelope, or vote your shares by telephone or through the Internet, regardless of the number of shares you own prior to the Meeting on January 26, 2023, so your vote may be counted.

4642397v.6

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON January 26, 2023

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at https://vote.proxyonline.com/Franklin/docs/AdjustableUSGov.pdf. The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll free at (866) 796-7179.

4642397v.6

Franklin Adjustable U.S. Government Securities Fund

(a series of Franklin Investors Securities Trust)

A Special Meeting of Shareholders of the Franklin Adjustable U.S. Government Securities Fund (the “Fund”), a series of Franklin Investors Securities Trust (the “Trust”), will be held on January 26, 2023, to vote on several important proposals that affect the Fund. Please read the enclosed materials and cast your vote on the proxy cards(s) or voting instruction form(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Fund have been carefully reviewed by the Trust’s Board of Trustees (the “Board”). The Trustees of the Trust, most of whom are not affiliated with Franklin Templeton (“FT”), are responsible for looking after your interests as a shareholder of the Fund. The Board believes these proposals are in the best interests of shareholders. The Board unanimously recommends that you vote FOR each proposal.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to complete, sign and return the card/form before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s) or voting instruction form(s), and follow the instructions.

We welcome your comments. If you have any questions or would like to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitor, toll-free at (866) 796-7179. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals. The proposals are described in greater detail in the proxy statement. We appreciate your trust in FT and look forward to continuing to help you achieve your financial goals.

4642397v.6

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

Shareholders are being asked to vote on the following proposals:

1.         To approve modifications to the Fund’s current fundamental investment goal.

2.         To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

3.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

4.         To approve an amended fundamental investment restriction regarding investments in commodities.

Has the Board approved the proposals?

The Board has unanimously approved each proposal and recommends that you vote to approve each proposal.

1.         To approve modifications to the Fund’s current fundamental investment goal.

Why am I being asked to approve modifications to the Fund’s investment goal?

The Fund’s current investment goal is to seek a “high level of current income, while providing lower volatility of principal than a fund that invests in fixed-rate securities.”  Further, under normal market conditions, the Fund has invested at least 80% of its net assets in “adjustable-rate U.S. government mortgage securities.”  The Fund’s investment manager, Franklin Advisers, Inc. (the “Investment Manager” or “FAV”), has faced substantial challenges managing the Fund in accordance with its current investment goal and strategies due to the limited universe of eligible adjustable-rate mortgage securities (“ARMS”), whose issuances have significantly declined over the past 14 years.  As a result, FAV has proposed to broaden the Fund’s eligible investment universe to include both adjustable-rate and fixed-rate U.S. government mortgage securities, among other investments. The Fund’s investment goal, however, is classified as a fundamental policy and may not be amended without shareholder approval. Therefore, the Board is recommending that shareholders approve changing the Fund’s investment goal to “to seek a high level of current income, consistent with preservation of capital.” Such changes to the Fund’s investment goal would broaden the Fund’s investment universe and provide FAV with more flexibility to achieve the Fund’s investment goal of providing a high level of current income, while still maintaining a high-quality investment solution for shareholders.

What effect will changing the Fund’s investment goal have on the Fund?

The Board and FAV are recommending changing the Fund’s investment goal so that the Fund can pursue a more flexible and broader U.S. government securities strategy. In connection with the proposed changes to the Fund’s investment goal, FAV has proposed, and the Board has approved, the following additional changes, subject to shareholder approval of the modified investment goal: i) changing the Fund’s name to the “Franklin Low Duration U.S. Government Securities Fund” to reflect a broadened U.S. government securities market investment mandate for the Fund; and ii) changing certain principal investment strategies of the Fund, including changing the Fund’s existing 80% investment policy and increasing the Fund’s authority to use certain derivative instruments (e.g., interest rate futures contracts and options on interest rate/bond futures) in connection with the revised investment strategies.   If the proposed changes to the Fund’s investment goal are approved by shareholders, the Fund’s 80% investment policy would be broadened to allow the Fund to invest, under normal market conditions, at least 80% of its net assets in U.S. government securities.

4642397v.6

2.         To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

What is a fundamental investment policy and why am I being asked to approve the reclassification of the Fund’s fundamental investment goal?

A fundamental policy is a policy that may only be changed with shareholder approval. The Fund’s investment goal is currently classified as a fundamental policy. However, the federal securities laws do not require a fund’s investment goal to be a fundamental policy. Many investment companies do not to designate their investment goals as fundamental policies, and new funds recently launched by FT typically designate their investment goals as non-fundamental. Because obtaining shareholder approval is time consuming and costly, the Board is recommending that the Fund’s investment goal be reclassified from a fundamental policy to a non-fundamental policy so that the Fund has the flexibility to modify its investment goal without incurring the costs associated with seeking shareholder approval if, in the future, the Board believes that it is beneficial to the Fund and its shareholders to amend its investment goal as a result of competitive, regulatory, market or other changes.

What effect will reclassifying the Fund’s investment goal as non-fundamental have on the management of the Fund?

If the reclassification is approved, should the Board and the Fund’s investment manager in the future determine that the Fund’s investment goal no longer serves the best interests of shareholders, the Board could authorize changes to the Fund’s investment goal upon 60 days’ advance notice to shareholders.

3.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are affiliated with FT, and subadvisers that are not affiliated with FT, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect the Fund?

The use of the Manager of Managers Structure will not change the fees paid to the investment manager by the Fund or fees paid by the Fund’s shareholders.  If the proposal is approved for the Fund, and the Board and the Fund’s investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming the conditions of the Manager of Managers Order issued by the U.S. Securities and Exchange Commission are met.  Rather, the Fund’s investment manager, with the approval of the Board, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (the “1940 Act”), would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

4642397v.6

The Fund’s investment manager currently does not intend to use the Manager of Managers Structure for the Fund because near-term changes to the portfolio management structure for the Fund are not anticipated.  However, if the Manager of Managers Structure is approved by shareholders, the Board would be able to approve a subadviser for the Fund.  The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with this special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

4.         To approve an amended fundamental investment restriction regarding investments in commodities.

What is the fundamental investment restriction regarding investments in commodities?

The 1940 Act requires every investment company to adopt a fundamental investment restriction governing investments in commodities. A “fundamental” investment restriction may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the 1940 Act).

The Fund’s current fundamental investment restriction regarding commodities states that the Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

The proposed fundamental investment restriction regarding investments in commodities is as follows:

[The Fund may not:] purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

What will be the effect of the amended fundamental investment restriction regarding investments in commodities?

Since the initial adoption of this restriction for the Fund, the financial markets and regulatory requirements regarding commodities and commodity interests have evolved. New types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments. The Fund’s investment manager believes that it is in the Fund’s best interests to amend the current fundamental investment restriction in order to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Fund’s Board. Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.

4642397v.6

The Board and the Fund’s investment manager do not anticipate that the proposed amended fundamental investment restriction regarding investments in commodities would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated. The Board determined to seek shareholder approval of the amended fundamental restriction regarding investments in commodities for the Fund in connection with this special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the “Solicitor”) is a company that has been engaged by the Trust, on behalf of the Fund, to assist in the solicitation of proxies. The Solicitor is not affiliated with the Fund or with FT. In order to hold a shareholder meeting, a certain percentage of the Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their votes. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of the Fund on the record date. The record date is November 25, 2022.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card(s) or voting instruction form(s) and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card(s) or voting instruction form(s) and following the on-line instructions. You can also vote your shares in person at the Meeting. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Solicitor toll-free at (866) 796-7179.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction form(s).

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

4642397v.6

PROXY STATEMENT

TABLE OF CONTENTS

Page

¿    INFORMATION ABOUT VOTING

Who is asking for my vote?

Who is eligible to vote?

On what issues am I being asked to vote?

How does the Board of Trustees of the Trust recommend that I vote?

How do I ensure that my vote is accurately recorded?

May I revoke my proxy?

May I attend the Meeting?

Who will pay proxy solicitation costs?

PROPOSAL 1:      TO APPROVE MODIFICATIONS TO THE FUND’S CURRENT FUNDAMENTAL INVESTMENT GOAL

Why am I being asked to approve modifications to the Fund’s fundamental investment goal?

What are the proposed modifications to the Fund’s investment goal?

What effects will changing the Fund’s investment goal have on the Fund?

Will the principal risks of investing in the Fund change if Proposal 1 is approved?

What is the required vote on Proposal 1?

PROPOSAL 2:      TO APPROVE THE RECLASSIFICATION OF THE FUND’S INVESTMENT GOAL FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY

Why am I being asked to approve the reclassification of the Fund’s fundamental investment goal?

What is the required vote on Proposal 2?

PROPOSAL 3:      TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY the FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE AFFILIATED AND UNAFFILIATED SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Why am I being asked to vote on this Proposal?

How will the Manager of Managers Structure operate?

How does this Proposal affect my fees as a shareholder of the Fund?

How does this Proposal affect my right to vote on subadvisory agreements?

Why did the Board approve the Manager of Managers Structure?

What is the required vote on Proposal 3?

i

4642397v.6

PROPOSAL 4:      TO APPROVE AN AMENDED Fundamental investment restriction regarding investments in commodities

Background

What effect will amending the current commodities restriction have on the Fund?

What is the required vote on Proposal 4?

¿    ADDITIONAL INFORMATION ABOUT THE FUND

¿    FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Exhibit A    Outstanding Shares and Classes of the Fund as of November 25, 2022........... A-1

Exhibit B    Principal Holders of Fund Shares as of November 25, 2022......... B-1

ii

4642397v.6

Franklin Adjustable U.S. Government Securities Fund

(a series of Franklin Investors Securities Trust)

PROXY STATEMENT

¿         INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Franklin Investors Securities Trust (the “Trust”), on behalf of the Franklin Adjustable U.S. Government Securities Fund (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on January 26, 2023 (the “Meeting”), has requested your vote on several matters (the “Proposals” or each a “Proposal”).

Who is eligible to vote?

Shareholders of record at the close of business on November 25, 2022 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Special Meeting of Shareholders, the proxy card(s), the voting instruction form(s) and the proxy statement were first mailed to shareholders of record on or about [                    ], 2022.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

  To approve modifications to the Fund’s current fundamental investment goal.

  To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

  To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

  To approve an amended fundamental investment restriction regarding investments in commodities.

How does the Board of Trustees of the Trust recommend that I vote?

The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote:

1.         FOR the approval of the modifications to the Fund’s current fundamental investment goal.

4642397v.6

2.         FOR the approval of the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

3.         FOR the approval of the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval.

4.         FOR the approval of an amended fundamental investment restriction regarding investments in commodities.

How do I ensure that my vote is accurately recorded?

You may submit your proxy card(s), voting instruction form(s) or otherwise vote in one of four ways.

  By Internet. The web address and instructions for voting can be found on the enclosed proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card(s) or voting instruction form(s).
  By Telephone. The toll-free number for telephone voting can be found on the enclosed proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card(s) or voting instruction form(s).
  By Mail. Mark the enclosed proxy card(s) or voting instruction form(s), sign and date it (them) and return it (them) in the postage-paid envelope we provided. A proxy card with respect to shares held by joint owners may be signed by just one of them, unless at or prior to exercise of such proxy the Fund receives a specific written notice to the contrary from any one of the joint owners.
  In Person at the Meeting. You can vote your shares in person at the Meeting.

If you require additional information regarding the Meeting you may contact AST Fund Solutions, LLC (the “Solicitor”), the proxy solicitor, toll-free at (866) 796-7179. Please see the section entitled “FURTHER INFORMATION ABOUT VOTING AND THE MEETING” for more information on the Solicitor.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals, but not all Proposals, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR the Proposal(s) in accordance with the Trustees’ recommendations beginning on page 1 of this proxy statement. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your proxy will be voted FOR the Proposals in accordance with the Trustees’ recommendations beginning on page 1 of this proxy statement.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

4642397v.6

May I attend the Meeting?

Shareholders of record at the close of business on November 25, 2022, are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of November 25, 2022, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders without proof of ownership and identification will not be admitted.

Who will pay proxy solicitation costs?

            The costs of soliciting proxies, including the fees of a proxy soliciting agent, will be borne approximately 50% by the Fund and 50% by Franklin Advisers, Inc. (“FAV”), regardless of whether shareholders approve the Proposals. For more information, please see “FURTHER INFORMATION ABOUT VOTING AND THE MEETING – Solicitation of Proxies.”

4642397v.6

¿        THE PROPOSALS

PROPOSAL 1:            TO APPROVE MODIFICATIONS TO THE FUND’S CURRENT FUNDAMENTAL INVESTMENT GOAL

The Board unanimously recommends that the shareholders of the Fund approve changing the Fund’s current fundamental investment goal to read as follows: to seek a high level of current income, consistent with preservation of capital.

Why am I being asked to approve modifications to the Fund’s fundamental investment goal?

Under the 1940 Act, a fund must disclose its investment goal in its registration statement filed with the SEC. The Fund’s current investment goal is to seek a “high level of current income, while providing lower volatility of principal than a fund that invests in fixed-rate securities.” The Fund’s investment goal is currently considered a “fundamental” investment policy, which means that, under the 1940 Act, it may be changed only if approved by a majority vote of the Fund’s shareholders, as defined below.

The Fund seeks to achieve its current investment goal by investing, under normal market conditions, at least 80% of its net assets in “adjustable-rate U.S. government mortgage securities.” “Adjustable-rate U.S. government mortgage securities” include adjustable-rate mortgage securities (ARMS) and other mortgage-backed securities, including collateralized mortgage obligations (CMOs), with interest rates that adjust periodically to reflect prevailing market interest rates, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government-sponsored entities. In accordance with the Fund’s current investment goal and 80% investment policy, the Fund has predominantly invested in ARMS.  FAV, however, has faced substantial challenges managing the Fund in accordance with its current investment goal and strategies due to the limited universe of eligible ARMS, whose issuances have significantly declined over the past 14 years.

In response to the prolonged challenges, FAV has recommended to the Board, and the Board has approved, broadening the Fund’s investment mandate to provide FAV with more flexibility to achieve the Fund’s investment goal of providing a high level of current income, while still maintaining a high-quality investment solution for shareholders.  The proposed changes to the Fund’s investment goal would enable the Fund to invest in a more diverse set of U.S. government securities, which would include adjustable-rate and fixed-rate securities. Because the Fund’s investment goal is a fundamental policy, which means it cannot be changed without shareholder approval, the Board is recommending that shareholders of the Fund approve changes to the Fund’s investment goal in connection with the Fund’s expanded investment mandate.

What are the proposed modifications to the Fund’s investment goal?

The Fund’s investment goal is proposed to be changed as follows:

Current Investment Goal	Proposed Investment Goal
To seek a high level of current income, while providing lower volatility of principal than a fund that invests in fixed-rate securities	To seek a high level of current income, consistent with preservation of capital

4642397v.6

What effect will changing the Fund’s investment goal have on the Fund?

If the proposed changes to the Fund’s investment goal are approved by shareholders, the Fund will pursue its new investment goal in combination with its new 80% investment policy, which was revised as follows:

Prior 80% Investment Policy	New 80% Investment Policy
Under normal market conditions, the Fund invests at least 80% of its net assets in “adjustable-rate U.S. government mortgage securities.”	Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

While the Fund would continue to invest at least 80% of its net assets in U.S. government securities, the changes would broaden the Fund’s investment universe to include a more diverse set of government securities, which would include, among others, adjustable and fixed-rate mortgage-backed securities, including collateralized mortgage obligations, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government-sponsored entities. The Fund will also invest in direct obligations of the U.S. government, such as Treasury bills, bonds or notes, or its agencies, instrumentalities or sponsored enterprises.

In connection with the revised strategies, the Fund will also target an estimated portfolio duration of 1 to 3.5 years and invest in certain interest rate-related derivative transactions, such as interest rate futures contracts and options on interest rate/bond futures. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to selected interest rates or durations, to hedge risks associated with the Fund’s other portfolio investments and to manage the duration of the Fund’s portfolio.

In addition to the proposed changes to the Fund’s investment goal and principal investment strategies, the Board has approved changing the Fund’s name to the “Franklin Low Duration U.S. Government Securities Fund.” The changes described above to the Fund’s name and principal investment strategies are contingent upon shareholder approval of Proposal 1.

In connection with the proposed changes, FAV expects to sell a portion of the Fund’s holdings. Based on information available as of October 26, 2022, such sale is not expected to result in any material transaction costs or have any material tax consequence for the Fund or its shareholders.

Will the principal risks of investing in the Fund change if Proposal 1 is approved?

 As noted above, if the proposed changes to the Fund’s investment goal are approved, the Fund’s 80% investment policy would be broadened to allow the Fund to invest at least 80% of its net assets in U.S. government securities, resulting in a greater portion of its assets being invested in fixed-rate U.S. government securities.  Investing a greater portion of its assets in fixed-rate securities would lessen the Fund’s exposure to the risks associated with adjustable-rate securities, but increase the Fund’s exposure to interest rate risk.  FAV, however, believes that the added flexibility of the broadened investment mandate will provide more flexibility to achieve the Fund’s investment goal of providing a high level of current income, while still maintaining a high-quality investment solution for shareholders.

In addition, the changes would increase the Fund’s exposure to derivatives instruments risk. Although the use of interest rate derivatives is not expected to materially increase the overall risks associated with investing in the Fund, the modified principal investment strategies would allow for use of derivative instruments to obtain net long or short exposures to selected interest rates or durations, to hedge risks associated with the Fund’s other portfolio investments and to manage the duration of the Fund’s portfolio.

4642397v.6

What is the required vote on Proposal 1?

            To modify its fundamental investment goal, the Fund must receive an affirmative vote of a “majority of the outstanding voting securities of the Fund,” which is defined in the 1940 Act as the lesser of: (A) 67% or more of the outstanding voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”).

If Proposal 1 is not approved by shareholders of the Fund, then the Fund will continue to be managed in accordance with its current investment goal. If approved by shareholders of the Fund, the proposed investment goal would become effective after shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” PROPOSAL 1.

4642397v.6

PROPOSAL 2:            TO APPROVE THE RECLASSIFICATION OF THE FUND’S INVESTMENT GOAL FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY

The Board unanimously recommends that the shareholders of the Fund approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

Why am I being asked to approve the reclassification of the Fund’s fundamental investment goal?

The Board is recommending that the Fund’s investment goal be changed from a “fundamental policy,” which requires shareholder approval of any changes, to a non-fundamental policy, which means that the policy can be changed by the Board without shareholder approval, upon at least 60 days’ advance notice to shareholders. The Fund is not required to designate its investment goal as fundamental under the 1940 Act or the rules, guidance and interpretations issued thereunder by the SEC. Many other funds in the Franklin Templeton (“FT”) complex do not classify their investment goals as fundamental, and new funds recently introduced by FT have generally classified their investment goals as “non-fundamental” to provide the funds with the flexibility to modify their investment goals should changes in competitive, regulatory, market or other conditions warrant such a modification. In the case of Proposal 2, although the Board has determined that changing the Fund’s investment goal in light of the changes discussed in Proposal 1 would be beneficial to the Fund and its shareholders, the Fund must incur the costs of seeking shareholder approval because the Fund’s investment goal is currently a fundamental policy. If approved by shareholders of the Fund, the additional flexibility afforded by Proposal 2 will enable the Fund to avoid a similar situation like this and avoid the delay and expenses of seeking shareholder approval in the future, should the Board determine that a change to the Fund’s investment goal is in the best interests of the Fund and its shareholders. Therefore, the Board is recommending that the Fund’s fundamental investment goal be reclassified as non-fundamental.

What is the required vote on Proposal 2?

To reclassify the Fund’s investment goal as non-fundamental, Proposal 2 must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders. If Proposal 2 is not approved by the Fund’s shareholders, then the Fund’s investment goal would remain “fundamental,” so that it could only be amended in the future with shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSAL 2.

4642397v.6

PROPOSAL 3:            TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY the FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE AFFILIATED AND UNAFFILIATED SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Pursuant to an investment management agreement between the Fund and FAV, FAV is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Trust’s Board.

FAV is wholly-owned by Franklin Resources, Inc. (“FRI”). Many of FRI’s subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes. FRI operates the Investment Manager Affiliates on a unified basis. For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures. While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters. Depending on the strategy, the Fund’s investment manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to Fund shareholders the full benefit of the global resources of FRI. Alternatively, the Fund’s investment manager may wish to provide the Fund with the skill and expertise of a subadviser that is not affiliated in any way with FRI or the Fund’s investment manager.

The provisions of the 1940 Act that apply to the Fund require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to FT that permits FAV, and any Investment Manager Affiliates and any existing or future registered open-end investment company or series advised by FAV or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), and certain other conditions. The Order would allow the Fund’s investment manager to hire, without shareholder approval, new subadvisers that are affiliated with the investment manager (e.g., the investment manager and the subadviser are both wholly-owned by FRI), and new subadvisers that are not affiliated with the investment manager in any way (the “Manager of Managers Structure”). Before the Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders.

Why am I being asked to vote on this Proposal?

The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with the Meeting, which otherwise was called to vote on the modifications to the Fund’s current fundamental investment goal discussed in Proposal 1, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund. The process of seeking shareholder approval of the Manager of Managers structure in the future could cause delays in executing changes that the Board and the investment manager have determined are in the best interests of the Fund. Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.

4642397v.6

The investment manager for the Fund currently does not intend to use the Manager of Managers Structure for the Fund because near-term changes to the portfolio management structure for the Fund are not anticipated, other than as described in Proposal 1 above. However, as noted above, FRI is a global investment management organization with offices and Investment Manager Affiliates located around the world. From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or if the Fund’s investment manager believes it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate. If the Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval.

How will the Manager of Managers Structure operate?

Under the Manager of Managers Structure, the investment manager of the Fund will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement.

Under the Manager of Managers Structure, the Fund’s investment manager would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the Order requires the Fund’s investment manager, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goals, policies and restrictions. In addition, subject to the review by the Board, the Fund’s investment manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. The replacement of the Fund’s investment manager or material changes to the Fund’s investment management agreement would, however, require prior shareholder approval.

If the Fund’s investment manager, with the approval of the Board, including a majority of the Fund’s Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interest of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Fund’s investment manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.

How does this Proposal affect my fees as a shareholder of the Fund?

Approval of this Proposal will not affect your fees as a shareholder of the Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund. Further, shareholder approval would be necessary to increase the management fees that are payable by the Fund, which is not contemplated.

4642397v.6

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 3 is approved for the Fund, and the Board and investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met. Rather, the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did the Board approve the Manager of Managers Structure?

The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to appoint one or more subadvisers.

What is the required vote on Proposal 3?

For Proposal 3, before the Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders.

If Proposal 3 is not approved by the Fund’s shareholders, then the Fund’s investment manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSAL 3.

4642397v.6

PROPOSAL 4:            TO APPROVE AN AMENDED Fundamental investment restriction regarding investments in commodities

Background

The 1940 Act requires every investment company to disclose a fundamental investment policy governing purchases and sales in commodities. The Fund’s current fundamental investment restriction regarding investments in commodities is as follows:

[The Fund may not:] purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

FT and the Board are recommending that the Fund amend its current fundamental investment restriction regarding investments in commodities to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Board. Since the adoption of the Fund’s current fundamental investment restriction regarding commodities, the financial markets and related regulations by the SEC, the U.S. Commodity Futures Trading Commission (“CFTC”) and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments. Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.

The proposed fundamental investment restriction regarding investments in commodities is as follows:

[The Fund may not:] purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

What effect will amending the current commodities restriction have on the Fund?

The proposed fundamental investment restriction would clarify the ability of the Fund to engage in transactions involving currencies and other derivative transactions, such as futures contracts, forward contracts, commodity options and swaps, subject to oversight by the Board. Notwithstanding the potential flexibility provided by the proposed fundamental investment restriction, the Fund is subject to limitations established from time to time by the Board regarding the use of derivatives. In addition, FAV, with respect to the Fund, currently relies on CFTC Rule 4.5 for an exclusion from commodity pool operator registration. FAV intends to continue to limit the Fund’s use of commodity interests to the trading limitations set forth in such rule, as well as other applicable laws and regulations. It is not anticipated that the adoption of the proposed investment restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

4642397v.6

What is the required vote on Proposal 4?

To approve Proposal 4, the Proposal must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders. If Proposal 4 is not approved by the Fund’s shareholders, the Fund’s current fundamental investment restriction regarding commodities will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSAL 4.

4642397v.6

¿         ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The principal address of Franklin Advisers, Inc. (“FAV”), the Fund’s investment manager, is One Franklin Parkway, San Mateo, CA 94403-1906. Pursuant to an investment management agreement with the Fund, FAV manages the investment and reinvestment of the Fund’s assets. FAV is a wholly-owned subsidiary of FRI.

The Administrator. Pursuant to a subcontract for fund administration services with the Fund’s investment manager, Franklin Templeton Services, LLC (“FT Services”) provides certain administrative services and facilities for the Fund. FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly-owned subsidiary of FRI and an affiliate of FAV and the Fund’s principal underwriter. JPMorgan Chase & Co., 270 Park Avenue, New York, NY 10017, has an agreement with FT Services to provide certain sub-administrative services for the Fund. JPMorgan Chase Bank has an agreement with FT Services to provide certain sub-administrative services for the Fund.

The Underwriter. The principal underwriter for the Fund is Franklin Distributors, LLC. (“Distributors”), with its principal address at One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares.

The Transfer Agent. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC, located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.

The Custodian. The custodian for the Fund is The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286.

Other Matters. The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a free copy, please contact your financial advisor, call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of the Fund as of November 25, 2022 (the “Record Date”), are set forth in Exhibit A.

4642397v.6

The names and addresses of shareholders that owned beneficially 5% or more of the outstanding shares of the Fund are set forth in Exhibit B. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit B, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund’s offices as follows: Franklin Adjustable U.S. Government Securities Fund — One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

¿         FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is estimated to be approximately $224,000 and will be borne approximately 50% (approximately $112,000) by the Fund and 50% (approximately $112,000) by FAV.

As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of the Fund and soliciting them to execute voting instructions. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of the Trust, and regular employees and agents of FT or its affiliates, involved in the solicitation of the proxies are not reimbursed.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from eligible shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited accords with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

A shareholder may also vote by submitting the proxy card(s) or voting instruction form(s) originally sent with this proxy statement by mail, via telephone, via the Internet or by attending the Meeting.

4642397v.6

Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.

Quorum. The holders of 40% of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on matters other than election of board members) and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The vote required to approve each Proposal is set forth in the discussion of the Proposals above.

An “abstention” occurs when a shareholder has affirmatively designated to abstain from voting on a Proposal. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals.

Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Fund’s offices: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law and the Fund’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law and the Fund’s governing instruments, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

4642397v.6

By Order of the Board of Trustees,

/s/ Steven J. Gray

Steven J. Gray
Co-Secretary and Vice President

[                         ], 2022

4642397v.6

Exhibit A

OUTSTANDING SHARES AND CLASSES OF THE FUND

AS OF November 25, 2022

Class	Number of Outstanding Shares
Class A Shares
Class A1 Shares
Class C Shares
Class R6 Shares
Advisor Class Shares
Total

A-1

4642397v.6

Exhibit B

PRINCIPAL HOLDERS OF FUND SHARES AS OF November 25, 2022**

As of November 25, 2022, the following shareholders owned beneficially 5% or more of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Name and Address	Share Amount	Percentage of Class (%)
Class A Shares

Class A1 Shares

Class C Shares

Class R6 Shares

Advisor Class Shares

*        For the benefit of its customer(s).

**       [In addition, to the knowledge of the Fund’s management, as of the Record Date, the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund and each class thereof.]

B-1

4642397v.6

Franklin Adjustable U.S. Government Securities Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON January 26, 2023

The undersigned hereby revokes all previous proxies for his/her shares of the Franklin Adjustable U.S. Government Securities Fund (the “Fund”) and appoints Alison Baur, Steven J. Gray and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (“Meeting”) to be held at the offices of Franklin Templeton, One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time on January 26, 2023, including any postponements or adjournments thereof, upon the matters set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

Do you have questions?

If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 796-7179.  Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time.

Important Notice Regarding the Availability of Proxy Materials for thE Special Meeting of Shareholders to Be Held on January 26, 2023.  The proxy statement and the accompanying Notice of Special Meeting of Shareholders are available at:

https://vote.proxyonline.com/Franklin/docs/AdjustableUSGov.pdf

SHAREHOLDER PRIVACY:  To ensure your privacy there is no personal information required to view or request proxy materials and/or vote.  The control number listed above is a unique identifier created for this proxy and this proxy only.  It is not linked to your account number nor can it be used in any other manner other than this proxy.

4642397v.6

PROXY CARD

Franklin Adjustable U.S. Government Securities Fund

This proxy is solicited on behalf of the Board of Trustees of Franklin Investors Securities Trust, on behalf of the Fund. The Board unanimously recommends that you vote “FOR” the proposals.  The proxy will be voted as specified by the undersigned.  If no specification is made, this proxy shall be voted in accordance with the Trustees’ recommendations set forth in the Proxy Statement, including voting for the modifications to the Fund’s current fundamental investment goal.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example:  ●

PROPOSALS:		FOR	AGAINST	ABSTAIN
1.	To approve modifications to the Fund’s current fundamental investment goal.	O	O	O
2.	To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.	O	O	O
3.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.	O	O	O
4.	To approve an amended fundamental investment restriction regarding investments in commodities.	O	O	O

You can vote on the internet, by telephone or by mail.  Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND.  REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.  THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED.

THANK YOU FOR CASTING YOUR VOTE

4642397v.6